UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 17, 2012
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-02217 (Commission File Number)	58-0628465 (IRS Employer Identification No.)

One Coca-Cola Plaza Atlanta, Georgia (Address of principal executive offices)	30313 (Zip Code)

Registrant's telephone number, including area code: (404) 676-2121

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On April 17, 2012, The Coca-Cola Company (the “Registrant”) issued a press release announcing its financial results for the first quarter 2012, and the Registrant furnished the press release on a Current Report on Form 8-K (the “Initial Form 8-K”). Subsequently, the Registrant concluded that the column heading “April 1, 2011” on the Registrant's Condensed Consolidated Balance Sheets included in such press release was incorrect and should have read ”December 31, 2011.” This Amendment No. 1 on Form 8-K/A to the Initial Form 8-K is being furnished to revise the Condensed Consolidated Balance Sheets to reflect the corrected column heading.

The revisions in this Form 8-K/A do not affect (i) the text of the press release or (ii) the Condensed Consolidated Statements of Income, the Condensed Consolidated Statements of Cash Flows, the Operating Segments table or the Reconciliation of GAAP and Non-GAAP Financial Measures tables included in the press release. The Registrant has revised the press release posted on its website at www.thecoca-colacompany.com to reflect the corrected Condensed Consolidated Balance Sheets.

Item 2.02.     Results of Operations and Financial Condition.

Attached as Exhibit 99.1 is a copy of the revised press release of The Coca-Cola Company, dated April 17, 2012, reporting The Coca-Cola Company's financial results for the first quarter 2012. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
Exhibit 99.1	Press Release of The Coca-Cola Company, dated April 17, 2012, reporting The Coca-Cola Company's financial results for the first quarter 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COCA-COLA COMPANY (REGISTRANT)

Date: April 17, 2012	By:	/s/ Kathy N. Waller
Kathy N. Waller Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press Release of The Coca-Cola Company, dated April 17, 2012, reporting The Coca-Cola Company's financial results for the first quarter 2012.

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